CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	8 Months Ended
Sep. 30, 2012
Cash flows from operating activities:
Net loss	$ (153)
Adjustments to reconcile net loss to net cash used in operating activities
Share-based compensation	4
Changes in assets and liabilities:
Prepaid expenses and other assets	(54)
Accounts payable and accrued expenses	9
Net cash used in operating activities	(194)
Cash flows frim investing activities:
Investment in real estate and other assets	(1,125)
Net cash used in investing activities	(1,125)
Cash flows from financing activities:
Proceeds from issuance of common stock	8,041
Payments of offering costs	(1,049)
Proceeds from affiliate	376
Net cash provided by financing activities	7,368
Net change in cash	6,049
Cash, beginning of period	0
Cash, end of period	$ 6,049